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                                                  [REI - EXHIBIT 10(d)(d)]




                        HOUSTON INDUSTRIES ENERGY, INC.
                 LONG-TERM PROJECT INCENTIVE COMPENSATION PLAN

                   (As Established Effective January 1, 1994)


                                Fourth Amendment


         Houston Industries Incorporated, a Texas corporation, having established the Houston Industries Energy, Inc. Long-Term Project Incentive Compensation Plan, effective January 1, 1994 (the "Plan"), and having reserved the right under Article XIV thereof to amend the Plan, does hereby amend the second sentence of Article IX.B of the Plan, effective January 1, 1997, to read as follows:

         "Long-Term Awards (including any Long-Term Awards previously awarded under the Plan) will be paid as soon as practicable following the completion of three years from the first day of the Plan Year to which they relate, upon the Compensation Committee's determination that the Performance Goals previously established with respect to such Award have been satisfied and subject to the remaining provisions of this
         Article IX."

         IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of the date herein stated.

                                   HOUSTON INDUSTRIES INCORPORATED



                                   By:   /s/ Lee W. Hogan
                                      -----------------------------------------
                                        Name:  Lee W. Hogan
                                             ----------------------------------
                                        Title: Executive Vice President
                                              ---------------------------------


ATTEST:

     /s/ Richard B. Dauphin
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